LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 18, 2018 TO THE

SUMMARY PROSPECTUSES AND PROSPECTUSES

DATED MARCH 1, 2018 OF

CLEARBRIDGE INTERNATIONAL GROWTH FUND,

CLEARBRIDGE SMALL CAP FUND, AND

CLEARBRIDGE VALUE TRUST

It is currently anticipated that on or about July 1, 2018, ClearBridge, LLC will transfer the Investment Management and Advisory Agreement concerning each fund to ClearBridge Investments, LLC. Both ClearBridge, LLC and ClearBridge Investments, LLC are wholly owned subsidiaries of Legg Mason, Inc. There will be no changes to the portfolio managers of a fund as a result of the transfer, as the portfolio managers serve in the same roles under ClearBridge Investments, LLC.

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF JULY 1, 2018.

The section titled “Management – Investment manager” in each fund’s Summary Prospectus and Prospectus is replaced with the following:

Investment manager: ClearBridge Investments, LLC (“ClearBridge”)

*

In addition, the last sentence in the section under “Management” is hereby deleted for ClearBridge Value Trust and ClearBridge International Growth Fund.

The first paragraph of the section titled “More on Fund Management” in each fund’s Prospectus is replaced with the following:

ClearBridge Investments, LLC (“ClearBridge” or the “manager”) is the fund’s investment manager and provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) for management. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2018, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $135.3 billion, including $18.2 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Please retain this supplement for future reference.

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